Exhibit 10.2

FIRST AMENDMENT TO EMPLOYMENT AGREEMENT

This Agreement is entered into as of January 30, 2004 by and between Primedex Health Systems, Inc., a New York corporation (“Employer”) and JOHN V. CRUES, III, M.D. (“Employee”).

WHEREAS, Employer and Employee entered into an Employment Agreement dated January 15, 1996; and

WHEREAS, Employee and Employer now wish to amend the Employment Agreement.

NOW, THEREFORE, it is agreed as follows:

1.    Employer Change.    Commencing January 30, 2004, Employer shall be Radnet Management, Inc., a California corporation, in place and instead of Primedex Health Systems, Inc.

2.    Affirmation.    Except as specifically amended hereby the Employment Agreement is unchanged and is incorporated herein the same as if fully set froth.

Executed at Los Angeles, California as of the date first set forth hereinabove.

PRIMEDEX HEALTH SYSTEMS, INC.

/s/ JOHN V. CRUES, III, M.D.	By:	/s/ HOWARD G. BERGER, M.D.

JOHN V. CRUES, III, M.D.		Howard G. Berger, M.D., President

RADNET MANAGEMENT, INC.

	By:	/s/ HOWARD G. BERGER, M.D.

Howard G. Berger, M.D., President